                                                                  EXHIBIT 10.3.2

  Information marked with "*****" has been omitted from the public filing and filed separately with the Commission pursuant to a request for confidential treatment filed by Easyriders, Inc.


[CURTIS LETTERHEAD]



                                                     April 20, 1998

Mr. Joseph Teresi
PAISANO PUBLICATIONS
P.O. Box 1025
28210 Dorothy Drive
Agoura Hills, CA  91301

Dear Joe:

     This letter shall serve to further amend the distribution agreement dated April 1, 1967 and its various previous amendments (hereinafter termed the "D.A.") between PAISANO PUBLICATIONS, INC. ("Publisher") and Curtis Circulation Company ("Curtis"). Except for the modifications noted herein, the D.A. shall remain intact and in full force.

     The following terms are agreed to and understood by the parties as the only changes to the aforementioned D.A.;

       I. PARAGRAPH 9 (FIRST SENTENCE): Effective June 1, 1998, or upon the ratification of this amendment if after said date, the distribution fee described in the first sentence of Paragraph 9 shall change to
          *****.

      II. Upon ratification of this amendment. Publisher will receive a credit of ***** *** percent (*****) of the cover price for each copy of each issue of each publication sold prior to June 1, 1998 back to issues on sale after March 1, 1995 with said credit not to exceed or be less than $*****.

     III. The term of the D.A. shall be extended through July 1, 2001.

      IV. At Curtis' option, Curtis may make a one-time payment to Publisher in the amount of $***** to automatically extend the D.A. through July 1, 2002.

       V. The $***** promotional reimbursement program described in Item 2 of the amendment dated July 20, 1994 is cancelled.

      VI. Curtis shall immediately assume the distribution to any secondary wholesalers Curtis wishes to service.

     VII. Publisher will design and implement a distribution fee incentive program for Curtis.

[CURTIS NEXT PAGE LETTERHEAD]


Mr. Joseph Teresi
April 20, 1998
Page 2



     The undersigned acknowledge their agreement with the intent to be legally bound by hereby signing two (2) counterparts hereof, each of which shall be deemed originals.

PAISANO PUBLICATIONS, INC.              CURTIS CIRCULATION COMPANY

By:  /s/  JOSEPH TERESI                 By: [SIG]
    ---------------------------------       ------------------------------------

Title: Chairman                         Title: Sr. VP, Publisher,
                                               Planning and Development
       ------------------------------          ---------------------------------

Date: 4/22/98                           Date: 4/23/98
      -------------------------------         ----------------------------------